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                                                                   EXHIBIT 23.02

                                     CONSENT

     We hereby consent to the use of our name in the Registration Statement, including the accompanying Prospectus, of Oklahoma Gas and Electric Company to be filed with the Securities and Exchange Commission and to which this consent is filed as an Exhibit and to the use of our opinion filed as Exhibit
5.01 to the Registration Statement.

                                                RAINEY, ROSS, RICE & BINNS


                                                By:  /s/   Hugh D. Rice
                                                    ----------------------------
September 29, 2000